April 14, 1997

Community Care of America, Inc.
3050 N. Horseshoe Drive, Suite 260
Naples,  FL    33942

Attn.:   Deborah A. Lau
         President and Chief Executive Officer

Gentlemen:

         Community Care of America, Inc. and its subsidiaries (collectively, "CCA") have entered into certain loan and lease financings with Health and Retirement Properties Trust ("HRP"). CCA has requested that HRP (a) consent to the waiver through February 28, 1998 of the covenants in the loan and lease documentation with HRP (the "CCA Documents") requiring CCA (i) to maintain a ratio of current assets to current liabilities of at least 1.0 to 1.0 and (ii) not to permit its tangible net worth to be less than $5,000,000 and (b) agree to apply a portion of the $6,185,000 security deposit held by HRP as collateral for the obligations of CCA under the CCA Documents (the "Security Deposit") to the payment of existing arrearages under the CCA Documents, to pay a restructuring fee to HRP and to pay 50% of monthly payments of regularly scheduled installments of Minimum and Additional Rent, Mortgage Facilities Fees and principal and interest on loans by HRP, as and when due.

         After consideration, HRP is willing to agree as follows:

         1. Waiver. Subject to the effectiveness hereof as provided in paragraph 3 below,

                  (a) HRP hereby agrees, during the period from the date hereof through February 28, 1998, to waive compliance by CCA with the covenants in the CCA Documents that require CCA (a) to maintain a ratio of current assets to current liabilities of at least 1.0 to 1.0 and (b) not to permit its tangible net worth to be less than $5,000,000 (provided that in no event may the tangible net worth of CCA be less than $1,000,000 at any time, and provided further that HRP shall treat that certain note receivable from a shareholder in the amount of $1,444,000, as a tangible asset of CCA for the purposes of determining CCA's compliance with such tangible net worth covenant); and

Community Care of America, Inc.
April 14, 1997

Page 2

                  (b) CCA and HRP agree that HRP shall apply $5,035,000 of the Security Deposit (the "Relevant Amount") to the payment of the following obligations, at the times set forth below:

                           (i) First, upon the effectiveness  hereof as provided
                  in paragraph 3 below, to the payment of all past due amounts payable to HRP under the CCA Documents as of the date hereof;

                           (ii)  Second,   upon  the  effectiveness   hereof  as
                  provided in paragraph 3 below, to pay a non-refundable restructuring fee to HRP in the amount of $865,732; and

                           (iii) Third, as and when such instalments  become due
                  under the CCA Documents, HRP shall apply the balance of the Relevant Amount to the payment of 50% of each regularly scheduled installment of Minimum and Additional Rent, Mortgage Facilities Fees and principal and interest on loans by HRP; and each such application by HRP shall reduce the obligation of CCA to pay such installment on a dollar-for-dollar basis.

         2. Amendment to CCA Documents. Subject to the effectiveness hereof as provided in paragraph 3 below, the IHS Guaranty (as defined below), as in effect from time to time, shall be deemed included within the term "Transaction Documents" (and in other terms of like import) used in the various CCA Documents.

         3. Effectiveness. Paragraphs 1 and 2 of this letter shall become effective on the date and time that a counterpart to this letter shall have been accepted by CCA, and each of the following conditions shall have been satisfied:

                  (a) Integrated Health Services, Inc., a Delaware corporation ("IHS") shall have executed and delivered to HRP a Guaranty in the form attached hereto as Exhibit A (the "IHS Guaranty");

                  (b) giving effect to the effectiveness of this letter, no Event of Default under and as defined in the CCA Documents, or event or condition that with the giving of notice or lapse of time or both could become such an Event of Default, shall have occurred and be continuing, and the representations contained in the CCA Documents and in the IHS Guaranty shall be true and correct on the date of the effectiveness hereof as if made on and as of such date (except to the extent that such representation and warranties expressly related to an earlier date);

                  (c) HRP shall have received a certificate of a senior executive officer of CCA and IHS confirming satisfaction of the condition described in paragraph (b) above; and

                  (d) HRP shall have received such other documents, opinions and certificates (including without limitation, opinions of counsel to IHS and CCA, and certificates of public

Community Care of America, Inc.
April 14, 1997
Page 3

         officials and of officers of IHS and CCA) as HRP shall have requested, each of which shall be in form and substance satisfactory to HRP in its sole discretion

         4. Confirmation. All CCA Documents shall remain in full force and effect, as specifically modified hereby, and are hereby ratified and confirmed. The waivers and modifications set forth herein do not constitute waivers or modifications of any term, condition or covenant of the CCA Documents other than as expressly set forth herein, and shall not prejudice any rights which HRP may now or hereafter have under or in connection with any CCA Documents.

         5. No Counterclaims, Etc.; Release. CCA acknowledges that immediately prior to its acceptance of this letter, it is obligated to pay all indebtedness and obligations arising under the CCA Documents without a right of set-off, counterclaim or defense with respect thereto. In consideration of HRP's agreements contained herein, CCA does hereby release and forever discharge HRP and its affiliates, officers, directors, agents, attorneys, employees, successors and assigns, of and from all manner of actions, causes of action, suits, judgments, claims and demands whatsoever, in law or in equity, which have arisen from the beginning of time up and including the date hereof, whether arising in connection with the transactions contemplated hereby or by the CCA Documents, or otherwise.

         6. Expenses. You agree to pay on demand all costs and expenses of HRP in connection with the preparation, reproduction, execution and delivery of this letter, including the reasonable fees and out-of-pocket expenses of Sullivan & Worcester LLP, special counsel for HRP with respect thereto. This letter may be signed in one or more counterparts each of which taken together shall constitute one and the same instrument.

         7. GOVERNING LAW. THIS LETTER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

         8. NO LIABILITY OF TRUSTEES, ETC. THE DECLARATION OF TRUST ESTABLISHING HRP, DATED OCTOBER 9, 1986, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATION"), IS DULY FILED WITH THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAME "HEALTH AND RETIREMENT PROPERTIES TRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF HRP SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, HRP. ALL PERSONS DEALING WITH HRP IN ANY WAY SHALL LOOK ONLY TO THE ASSETS OF HRP FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

Community Care of America, Inc.
April 14, 1997
Page 4

                                                HEALTH AND RETIREMENT
                                                PROPERTIES TRUST

                                                By: /s/ David J. Hegarty
                                                   ----------------------------
                                                     David J. Hegarty
                                                     President

ACCEPTED

COMMUNITY CARE OF AMERICA, INC.

By /s/ Deborah Lau
   ---------------------------
Deborah Lau
President

ECA HOLDINGS, INC.
ECA PROPERTIES, INC.
CCA ACQUISITION I, INC.
MARIETTA/SCC, INC.,
GLENWOOD/SCC, INC.
DUBLIN/SCC, INC.
MACON/SCC, INC.
COLLEGE PARK/SCC, INC.

COMMUNITY CARE OF NEBRASKA, INC.,
W.S.T. CARE, INC.
QUALITY CARE OF LYONS, INC.
QUALITY CARE OF COLUMBUS, INC.


By /s/ Deborah Lau
   ---------------------------
Deborah Lau
President

By  signing  above  the  foregoing
officers  certify that this action
has been duly authorized.

                                    EXHIBIT A